UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported)  November 29, 2018

MEDCAREERS GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-152444	26-1580812
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6515 Goodman Rd, #258, Olive Branch, Mississippi 38654

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 510-5866

758 E Bethel School Road, Coppell, Texas 75019

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     [   ]

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

On November 29, 2018, the Board of Directors of MedCareers Group, Inc., a Nevada corporation (the “Company”) closed the Stock Purchase Agreement, dated November 8, 2018 and reported of Form 8-K filed with the Commission as an exhibit thereto on November 13, 2018 (the “Agreement”) with The 4 Less Corp. (formerly Vegas Suspension & Offroad, Inc.), a Nevada Corporation (“4Less”). The Agreement issued the shareholders of 4Less certain shares of preferred stock of the Company as described in Item 3.02 below.

Pursuant to the transaction, Tim Armes, the CEO of the Company, cancelled exactly 60,000,000 shares of common stock in exchange for 120 shares of Series D Preferred Stock.

As a result of the transaction, 4Less became a wholly owned subsidiary of the Company and there was a change of control as described under Item 5.01 below.

ITEM 3.02 Unregistered Sales of Equity Securities.

Pursuant to the terms of the Stock Purchase Agreement, the following shares were issued in consideration for 100% of the shares of 4Less:

Shareholder	# of Series B Preferred	# of Series C Preferred	# of Series D Preferred
Christopher Davenport	17,100	6,075	675
Sergio Salzano	1,900	675	75
Timothy Armes	0	0	120
TOTAL	19,000	6,750	870

The shares were issued pursuant to Section 4(a)(2) of the Securities Act and are deemed restricted.

ITEM 5.01 Changes in Control of Registrant

As a result of the transaction there was a change in control of the Company whereby Christopher Davenport and Sergio Salzano, collectively hold voting rights equal to 63.37%, or 31.68% respectively, of the total voting rights at any given time by virtue of holding 95% of the Series B Preferred Stock. Tim Armes, the CEO of the Company still retains 1,000 shares of the Series B Preferred Stock. Although some action amending the articles of incorporation and/or the bylaws require 100% of the Series B Preferred Stock, as a matter of disclosure, the control of the Company has been changed to Christopher Davenport and Sergio Salzano in exchange for 100% of the shares of 4Less.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 4, 2018

MEDCAREERS GROUP, INC.

By: /s/ Timothy Armes

Timothy Armes

Director